UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2016

John Deere Owner Trust 2016

(Exact name of the Issuing Entity as specified in its charter)

John Deere Receivables, Inc.

(Exact name of the Depositor as specified in its charter)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

State of Delaware	333-208068-01	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 600 1 East First Street Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the issuance by John Deere Owner Trust 2016 (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated February 23, 2016 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) by John Deere Receivables, Inc. (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on February 23, 2016 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below. The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01 Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus.

Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 23, 2016, by and among John Deere Receivables, Inc., John Deere Capital Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between John Deere Owner Trust 2016 and U.S. Bank National Association, as Indenture Trustee, to be dated as of March 2, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Agreement between John Deere Receivables, Inc., as Depositor, and Wells Fargo Delaware Trust Company, N.A., as Owner Trustee, to be dated as of March 1, 2016.

Exhibit 99.2	Sale and Servicing Agreement between John Deere Capital Corporation, as Servicer, John Deere Receivables, Inc., as Seller, and John Deere Owner Trust 2016, as Issuing Entity, to be dated as of March 2, 2016.

Exhibit 99.3	Administration Agreement among John Deere Owner Trust 2016, as Issuing Entity, John Deere Capital Corporation, as Administrator, and U.S. Bank National Association, as Indenture Trustee, to be dated as of March 2, 2016.

Exhibit 99.4	Asset Representations Review Agreement among John Deere Owner Trust 2016, as Issuing Entity, John Deere Capital Corporation, as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of March 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC. (Depositor)

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary

Date: February 23, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 23, 2016, by and among John Deere Receivables, Inc., John Deere Capital Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between John Deere Owner Trust 2016 and U.S. Bank National Association, as Indenture Trustee, to be dated as of March 2, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Agreement between John Deere Receivables, Inc., as Depositor, and Wells Fargo Delaware Trust Company, N.A., as Owner Trustee, to be dated as of March 1, 2016.

Exhibit 99.2	Sale and Servicing Agreement between John Deere Capital Corporation, as Servicer, John Deere Receivables, Inc., as Seller, and John Deere Owner Trust 2016, as Issuing Entity, to be dated as of March 2, 2016.

Exhibit 99.3	Administration Agreement among John Deere Owner Trust 2016, as Issuing Entity, John Deere Capital Corporation, as Administrator, and U.S. Bank National Association, as Indenture Trustee, to be dated as of March 2, 2016.

Exhibit 99.4	Asset Representations Review Agreement among John Deere Owner Trust 2016, as Issuing Entity, John Deere Capital Corporation, as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of March 2, 2016.